            WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217

                                  913-236-2000
                                   888-WADDELL

                                December 15, 2000



                       STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information (the SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus (Prospectus) for the Waddell & Reed Advisors Municipal High Income Fund (the Fund), dated December 15, 2000, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.

                                TABLE OF CONTENTS

         Performance Information ............................................  2

         Investment Strategies, Policies and Practices.......................  6

         Investment Management and Other Services ........................... 35

         Purchase, Redemption and Pricing of Shares ......................... 41

         Directors and Officers ............................................. 54

         Payments to Shareholders ........................................... 60

         Taxes .............................................................. 61

         Portfolio Transactions and Brokerage ............................... 65

         Other Information .................................................. 68

         Appendix A.......................................................... 70

         Financial Statements ...............................................


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         Waddell & Reed Advisors Municipal High Income Fund, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on September 9, 1985. Prior to June 30, 2000, the Fund was known as United Municipal High Income Fund, Inc.


                             PERFORMANCE INFORMATION

         Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's total return information, yield information and/or performance rankings in advertisements and sales materials.


TOTAL RETURN

         Total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, deducting the maximum sales load of 4.25%. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value (NAV) for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is:

              n
      P(1 + T)  =                   ERV

     Where :  P =                   $1,000 initial payment
              T =                   Average annual total return
              n =                   Number of years
            ERV =                   Ending redeemable value of the $1,000
                                    investment for the periods shown.

         Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the

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entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.

         The average annual total return quotations for Class A shares as of September 30, 2000, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                          With            Without
                                                       Sales Load        Sales Load
                                                        Deducted          Deducted
One year period from October 1, 1999 to
     September 30, 2000:                                  -3.46%             0.83%

Five-year period from October 1, 1995 to
     September 30, 2000:                                   4.64%             5.55%

Ten-year period from October 1, 1990 to
     September 30, 2000:                                   7.02%             7.49%

         Prior to January 30, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors.

         The cumulative total return quotation for Class B shares with the maximum deferred sales charge deducted as of September 30, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 5, 1999 to September 30, 2000 was -4.47%.

         The cumulative total return quotation for Class B shares without the maximum deferred sales charge deducted as of September 30, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 5, 1999 to September 30, 2000 was 0.29%.

         The cumulative total return quotation for Class C shares with the maximum deferred sales charge deducted as of September 30, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 8, 1999 to September 30, 2000 was -0.70%.

         The cumulative total return quotation for Class C shares without the maximum deferred sales charge deducted as of September 30, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 8, 1999 to September 30, 2000 was 0.26%.

         The average annual total return quotation for Class Y shares as of September 30, 2000, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

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One-year period from October 1, 1999 to
     September 30, 2000:                                        0.97%
Period from December 30, 1998* to
     September 30, 2000:                                       -0.33%
*Commencement of operations.

         The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.


YIELD


         Yield refers to the income generated by an investment in the Fund over a given period of time. A yield quoted for a class of the Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                                     6
         Yield = 2 ((((a - b)/cd)+1)  -1)

Where with respect to a particular class of the Fund:
              a =     dividends and interest earned during the period.
              b =     expenses accrued for the period (net of reimbursements).
              c =     the average daily number of shares of the class
                      outstanding during the period that were entitled to receive dividends.
              d =     the maximum offering price per share of the class on the
                      last day of the period.

         The yield for Class A shares of the Fund computed according to the formula for the 30-day period ended on September 30, 2000, the date of the most recent balance sheet included in this SAI, is 5.89%. The yield for Class B shares of the Fund computed according to the formula for the 30-day period ended on September 30, 2000, the date of the most recent balance sheet included in this SAI, is 5.22%. The yield for Class C shares of the Fund computed according to the formula for the 30-day period ended on September 30, 2000, the date of the most recent balance sheet included in this SAI, is 5.17%. The yield for Class Y shares of the Fund computed according to the formula for the 30-day period ended on September 30, 2000, the date of the most recent balance sheet included in this SAI, is 7.96%.

         The Fund may also advertise or include in sales material its tax-equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax-equivalent yield by dividing that portion of the Fund's yield which is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

         The tax-equivalent yield for Class A shares computed according to the formula for the 30-day period ended on September 30, 2000, the date of the most recent balance sheet included in this SAI, is 6.83%, 7.97%, 8.30%, 8.90% and 9.40% for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively. The tax-equivalent yield for Class B shares for the 30-day period ended on September 30, 2000 is 6.06%, 7.07%, 7.36%, 7.90% and 8.34% for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively. The tax-equivalent yield for Class C shares for the 30-day period ended on September 30, 2000 is 5.99%, 6.99%, 7.27%, 7.80% and 8.24% for marginal tax brackets of 15%, 28%, 31%, 36%
and 39.6%, respectively. The tax-equivalent yield for Class Y shares for the 30-day period ended on September 30, 2000 is 9.23%, 10.77%, 11.21%, 12.03% and
12.70% for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively.

         Change in yields primarily reflect different interest rates received by the Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.


PERFORMANCE RANKINGS AND OTHER INFORMATION

         Waddell & Reed, Inc. or the Fund may also, from time to time, publish in advertisements or sales material its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, FORTUNE or MORNINGSTAR MUTUAL FUND VALUES. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

         Performance information for the Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.

         All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

                  INVESTMENT STRATEGIES, POLICIES AND PRACTICES

         This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goal. See Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Fund.

     MUNICIPAL BONDS

         Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various public purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

         A special class of municipal bonds issued by state and local government authorities and agencies are industrial development bonds (IDBs), which are also generally referred to as private activity bonds (PABs). The Fund may purchase IDBs and PABs only if the interest on them is free from Federal income taxation, although such interest may be an item of tax preference for purposes of the Federal alternative minimum tax. In general, IDBs and PABs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities (i.e. energy and pollution control). IDBs and PABs are also used to finance public facilities such as airports or mass transit systems. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. The Fund may invest an unlimited percentage of its assets in municipal bonds that are IDBs or PABs.

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         Municipal leases and participation interests therein are another type of municipal bond (collectively, lease obligations). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The factors to be considered in determining whether or not any rated municipal lease obligations are liquid include (1) the frequency of trades and quotes for the obligations; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the securities; (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer; (5) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held; (6) the credit quality of the issuer and the lessee; and (7) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid.

         The Fund has not held and does not intend to hold municipal lease obligations directly as a lessor of the property, but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as methods for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include non-appropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchase agreement as its base. See Asset-Backed Securities. While the former may present liquidity issues, the latter are based on a well established method of securing payment of a municipal lease obligation.

         WRIMCO and the Fund rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. If a court holds that an obligation held by the Fund is not a municipal bond (with the result that the interest thereon

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is taxable), the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

         Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds usually, but not always, have higher yields than similar but higher-rated bonds.

         Medium- or lower-rated municipal securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

         Lower-quality debt securities are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

         While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating

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has been changed. See Appendix A for a description of bond ratings.

     RISKS OF CERTAIN TYPES OF MUNICIPAL BONDS

         At any one time the Fund may have more than 25% of its total assets in similar type projects in which low-quality municipal bonds are likely to be issued, including the following: electrical utilities, steel, health care and life care facilities and small industries. A substantial amount of the assets of the Fund may therefore be invested in securities that are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other securities. For example, a declining market for health care facilities might adversely affect the ability of municipalities to make timely payments of principal and interest on revenue bonds to be paid from hospital revenues. The Fund could also have more than 25% of its total assets invested in issuers in the same geographic area, but will not have more than 25% of its total assets in securities of issuers located in any one state.

         Many of the low-quality municipal bonds in which the Fund seeks to invest will be IDBs and PABs. It is likely that more than 25% of the Fund's total assets will be invested in IDBs and PABs. As discussed above under Municipal Bonds, the entity responsible for payment of the principal and interest on IDBs and PABs is usually the nongovernmental user of the facility being financed by the bond issue. Consequently, to the extent the Fund invests up to 25% of its total assets in bonds issued by entities in any one industry, it will be subject to the risks inherent in the industry to which the issuer belongs.

         For example, a hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible Federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry's ability to service its debt or to pay principal when due.

         Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities may also be impacted by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

         Certain problems facing the generating industry in general may or may not affect its ability to meet obligations on bonds. These problems include the effects of (1) inflation on financing large construction programs, (2) cost increases and delays arising out of environmental considerations, (3) limitations of available capital on the ability to issue additional debt, (4) the effect of shortages and high prices of fuel on operations and profits, and
(5) the effect of energy conservation on sales. Problems of these types generally affect the values of and the dividends paid on utility common stocks rather than the ability to pay bond obligations.

         Pollution control and other IDBs and PABs are issued by various state and local agencies to finance various projects, including those of domestic steel producers, and are secured solely by agreements with such companies. Domestic steel companies are suffering the consequences of such adverse trends as high labor costs, high foreign imports encouraged by foreign productivity increases and a strong U.S. dollar, and other cost pressures such as are imposed by antipollution legislation. Domestic steel capacity is being reduced currently by large-scale plant closings.


     BORROWING

         The Fund may borrow money, but only from banks and for emergency or extraordinary purposes. If the Fund does borrow, its share price may be subject to greater fluctuation until the borrowing is paid off.

     ILLIQUID INVESTMENTS

         Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

         (1)      repurchase agreements not terminable within seven days;
         (2) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;
         (3)      non-government stripped fixed-rate mortgage-backed securities;

        (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
         (5) over-the-counter (OTC) options and their underlying collateral;
         (6) securities for which market quotations are not readily available; and
         (7) securities involved in swaps, caps, floor and collar transactions.

         The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     INDEXED SECURITIES

         The Fund may purchase securities the value of which varies in relation to the value of other securities, securities indices or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments.

         Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

     INVESTMENT COMPANY SECURITIES

         The Fund may purchase securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     LIMITED INVESTMENT IN OTHER DEBT SECURITIES

         All of the Fund's invested assets, other than cash or receivables, must be invested in municipal bonds, except that a limited amount of assets may be invested in specified debt securities that are referred to in the Prospectus as taxable obligations and in repurchase agreements and certain derivative instruments (see discussion below). Under normal conditions, the Fund may invest in taxable obligations only if, after any such investment, not more than 20% of its total assets would consist of taxable obligations including options, futures contracts and other taxable derivative instruments. However, as a temporary defensive measure, the Fund may invest up to all of its assets in taxable obligations. The only taxable obligations that the Fund may purchase are (1) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities), (2) bank obligations of domestic banks or savings and loan associations that are subject to regulation by the U.S. Government (which obligations may include certificates of deposit, letters of credit and acceptances), (3) commercial paper and (4) any of the foregoing obligations subject to repurchase agreements. The taxable commercial paper the Fund may buy must, at the time of purchase, be rated at least A by Standard & Poor's (S&P), or Moody's. See Appendix A for a description of these ratings.


     MONEY MARKET INSTRUMENTS

         Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.


     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

         The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

         The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them as long as WRIMCO determines they are consistent with the Fund's goals and investment policies.

         STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

         For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

         ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

         SPECIAL CHARACTERISTICS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.


     OPTIONS, FUTURES AND OTHER STRATEGIES

         GENERAL. WRIMCO may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge the Fund's investments. The strategies described below may be used in an attempt to manage the risks of the Fund's investments that can affect fluctuation in its net asset value.

         Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured.

         Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the SEC), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the CFTC). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See Taxes.

         In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.

WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

         (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

         (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

         (4) As described below, the Fund might be required to maintain assets as cover, maintain accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (5) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

         COVER. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

         Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         A type of put that the Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

         RISKS OF OPTIONS ON SECURITIES. Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         OPTIONS ON INDEXES. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the multiplier), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

         RISKS OF OPTIONS ON INDEXES. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a debt security, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         In addition, futures contract strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

         RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or debt market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate or debt market movements or the time span within which the movements take place.

         INDEX FUTURES. The risk of imperfect correlation between movements in the price of an index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

         Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         TURNOVER. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         SWAPS, CAPS, FLOORS AND COLLARS. The Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

         Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because, and to the extent, these agreements affect the Fund's exposure to long- or short-term interest rates, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

         The creditworthiness of firms with which the Fund enters into swaps, caps or floors will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the Investment Company Act of 1940, as amended (the 1940 Act). The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.


     REPURCHASE AGREEMENTS

         The Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of the repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

     RESTRICTED SECURITIES

         Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See Illiquid Investments.

     U.S. GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

         U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (also known as the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (Ginnie Mae), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (Freddie Mac), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

         Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Other securities, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

         U.S. Government securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

     VARIABLE OR FLOATING RATE INSTRUMENTS

         Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

     WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

         The Fund may purchase municipal bonds in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the bonds take place at a future date. The bonds so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing bonds on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase municipal bonds on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of bonds in determining its net asset value per share. When the Fund sells municipal bonds on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the bonds. When the Fund makes a commitment to sell municipal bonds on a delayed-delivery basis, it will record the transaction and thereafter value the bonds at the sale price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the bonds, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

         Ordinarily the Fund purchases municipal bonds on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the bonds. However, before the bonds are delivered to the Fund and before it has paid for them (the settlement date), the Fund could sell the bonds if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery bonds.

     ZERO COUPON SECURITIES

         Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

         The Fund may invest in zero coupon securities that are zero coupon bonds of municipal and corporate issuers, stripped U.S. Treasury notes and bonds, and other securities that are issued with original issue discount
(OID). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security (and include the accrued OID on a taxable security as income) each year, even though the holder may receive no interest payment on the security during the year. Because the Fund annually must distribute substantially all of its taxable income and net tax-exempt income, including any tax-exempt OID, to continue to qualify for treatment as a regulated investment company (RIC), it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those dividends will be paid from the Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and or net capital gains.

         A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

         The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

INVESTMENT RESTRICTIONS AND LIMITATIONS

         Certain of the Fund's investment restrictions, policies and other limitations are described in the Prospectus and this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal and types of securities in which the Fund may invest, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

         (1) Make any investments other than in municipal bonds and in the taxable obligations, options, futures contracts and other financial instruments described in the Prospectus;

         (2) Purchase any voting securities; purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or purchase any real estate or interests in real estate investment trusts;

         (3) Lend money or other assets (neither purchasing debt securities and other obligations consistent with its goal and its other investment policies and restrictions or engaging in repurchase agreements is considered lending);

                  The following interpretation applies to, but is not part of, this fundamental restriction: the Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

         (4) Borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 5% of the value of its total assets. The Fund may not pledge its assets in connection with any permitted borrowings; however, this policy does not prevent the Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

         (5) Invest for the purpose of exercising control or management of other companies;

         (6) Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

         (7) Participate on a joint, or a joint and several basis, in any trading account in securities;

         (8)      Engage in the underwriting of securities;

         (9) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and Government securities as defined in the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

         (10) Buy shares of other investment companies that redeem their shares. The Fund may buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then does not have more than one-tenth (i.e., 10%) of its total assets in these shares;

         (11) Invest more than 25% of its assets in IDBs issued for any one industry or in any one state; or

         (12)     Issue senior securities.

         THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL:

         (1) During normal market conditions, at least 75% of the Fund's total assets will be invested in medium- and lower-quality municipal bonds, which are bonds rated BBB through D by S&P, or Baa through C by Moody'S, or, if unrated, are determined by WRIMCO to be of comparable quality. The Fund may invest in higher-quality municipal bonds, and have less than 75% of its total assets in medium- and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk and when, in WRIMCO's opinion, there is a lack of medium- and lower-quality issues in which to invest.

         (2) The Fund may invest 25% or more of its total assets in IDBs and PABs and may have 25% or more of its total assets invested in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area.

         (3) The Fund will not purchase an IDB or PAB if it would then have more than 5% of its total assets invested in IDBs and PABs of companies with less than three years of continuous operation.

         (4) The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

         (5) To the extent that the Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

         THE METHOD OF DETERMINING WHO IS AN ISSUER FOR PURPOSES OF THE 5% LIMITATION IN FUNDAMENTAL RESTRICTION (9) IS NON-FUNDAMENTAL. IN PARTICULAR, IN APPLYING THIS LIMITATION:

         (a) For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

         (b) For IDBs and PABs, the nongovernmental user of facilities financed by them is considered a separate issuer; and

         (c) The Fund considers a guarantee of a municipal bond to be a separate security that would be given a value and included in the limitation if the value of all municipal bonds created by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets.

         An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


PORTFOLIO TURNOVER

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

         The Fund's portfolio turnover rate for the fiscal years ended September 30, 2000 and 1999 was 22.41% and 10.60%, respectively.
                Investment Management And Other Services

THE MANAGEMENT AGREEMENT

         The Fund has an Investment Management Agreement (the Management Agreement) with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

         The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (Shareholder Servicing Agreement) and a separate agreement for accounting services (Accounting Services Agreement) with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

WADDELL & REED FINANCIAL, INC.

         WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company, which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

         WRIMCO and its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds (formerly, the United Group of Mutual Funds), W&R Target Funds, Inc. (formerly, Target/United Funds, Inc.) and W&R Funds, Inc. (formerly, Waddell & Reed Funds, Inc.) since 1940 or each company's inception date, whichever is later. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the Waddell & Reed Advisors Funds and W&R Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which W&R Target Funds, Inc. is the underlying investment vehicle.

SHAREHOLDER SERVICES

         Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the Agent), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.

ACCOUNTING SERVICES

Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

PAYMENTS BY THE FUND FOR MANAGEMENT, ACCOUNTING AND SHAREHOLDER SERVICES

         Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. The management fees paid by the Fund to WRIMCO during the Fund's fiscal years ended September 30, 2000, 1999 and 1998 were $2,353,002, $2,626,158 and $2,461,306, respectively.

         For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.

         Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares the Fund pays the Agent, effective September 1, 2000, a monthly fee of $1.6125 for each shareholder account that was in existence at any time during the prior month. For Class Y shares, the Fund pays the agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. Prior to September 1, 2000, with respect to Class A, Class B and Class C shares, the Fund paid the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of any sub-agent used by Agent in performing services under the Shareholder Servicing Agreement; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

         Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table (as amended September 1, 2000).

                             ACCOUNTING SERVICES FEE


           Average Net Asset Level           Annual Fee
          (all dollars in millions)       Rate for Each Fund
          -------------------------       ------------------
          From $    0 to $   10                $      0
          From $   10 to $   25                $ 11,000
          From $   25 to $   50                $ 22,000
          From $   50 to $  100                $ 33,000
          From $  100 to $  200                $ 44,000
          From $  200 to $  350                $ 55,000
          From $  350 to $  550                $ 66,000
          From $  550 to $  750                $ 77,000
          From $  750 to $1,000                $ 93,500
               $1,000 and Over                 $110,000

         Plus, for each class of shares in excess of one, the Fund pays the Agent a monthly per-class fee equal to 2.5% of the monthly base fee.

         Prior to September 1, 2000, the Accounting Services Fee structure was:

                             ACCOUNTING SERVICES FEE

           Average Net Asset Level           Annual Fee
          (all dollars in millions)       Rate for Each Fund
          -------------------------       ------------------
          From $    0 to $   10                $      0
          From $   10 to $   25                $ 10,000
          From $   25 to $   50                $ 20,000
          From $   50 to $  100                $ 30,000
          From $  100 to $  200                $ 40,000
          From $  200 to $  350                $ 50,000
          From $  350 to $  550                $ 60,000
          From $  550 to $  750                $ 70,000
          From $  750 to $1,000                $ 85,000
               $1,000 and Over                 $100,000

         Fees paid to the Agent for accounting services for the fiscal years ended September 30, 2000, 1999 and 1998 were $60,913, $60,000 and $60,000, respectively.

         Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

         Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares and thus sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund. The dollar amount of underwriting commissions for Class A shares for the fiscal years ended September 30, 2000, 1999 and 1998 were $473,666, $1,439,099 and $1,691,251, respectively. For the fiscal year ended September 30, 2000, the dollar amount of underwriting commissions for Class B shares was $191, and for Class C shares was $138. The amounts retained by Waddell & Reed, Inc. for each fiscal year were, in the aggregate, $173,810, $618,700 and $713,220, respectively.

         As described in the Prospectus, Waddell & Reed, Inc. reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares. A major portion of the sales charge for Class A shares and the contingent deferred sales charge (CDSC) for Class B and Class C shares and for certain Class A shares may be paid to financial advisors and managers of Waddell & Reed, Inc. and selling broker-dealers. Waddell & Reed, Inc. may compensate its financial advisors as to purchases for which there is no sales or deferred charge.

         The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

         Under the Distribution and Service Plan (the Plan) for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

         Waddell & Reed, Inc. offers the Fund's shares through its financial advisors, registered representatives and sales managers (collectively, the sales force) and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, Waddell & Reed, Inc. will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Class A Plan permits Waddell & Reed, Inc. to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed, Inc. to be reimbursed for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers, and other third parties, who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. Service fees and distribution fees in the amounts of $1,013,317 and $41,981, respectively, were paid (or accrued) by the Fund under the Class A Plan for the fiscal year ended September 30, 2000.

         Under the Plans adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for, either directly or through others, providing personal services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for, either directly or through others, distributing the shares of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed, Inc. to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan. Service fees and distribution fees in the amounts of $1,620 and $4,587, respectively, were paid (or accrued) by the Fund under the Class B Plan for the fiscal year ended September 30, 2000. Service fees and distribution fees in the amounts of $1,048 and $3,096, respectively, were paid (or accrued) by the Fund under the Class C Plan for the fiscal year ended September 30, 2000.

         The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plans are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed, Inc.'s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goals of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plans will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class.

         To the extent that Waddell & Reed, Inc. incurs expenses for which reimbursement or compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the Waddell & Reed Advisors Funds or W&R Funds, Inc., Waddell & Reed, Inc. typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

         As noted above, Class A shares, Class B shares and Class C shares are offered through Waddell & Reed, Inc. and other broker-dealers. In addition to the dealer reallowance that may be applicable to Class A share purchases, as described in the Prospectus, Waddell & Reed, Inc. may pay such broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for the purchase of Class A shares purchased at NAV by clients of Legend Equities Corporation (Legend), Waddell & Reed, Inc. (or its affiliate) may pay Legend 1.00% of net assets invested; 2) for the purchase of Class B shares, Waddell & Reed, Inc. (or its affiliate) may pay Legend 4.00% of net assets invested; 3) for the purchase of Class C shares, Waddell & Reed, Inc. (or its affiliate) may pay Legend 1.00% of net assets invested.

         Each Plan was approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter, the Plan Directors). The Class A Plan was also approved by the affected shareholders of the Fund.

         Among other things, each Plan provides that (1) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (3) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

CUSTODIAL AND AUDITING SERVICES

         The Fund's Custodian is UMB Bank, n.a., Kansas City, 928 Grand Boulevard, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, 1010 Grand Boulevard, Kansas City, Missouri, the Fund's independent auditors, audits the Fund's financial statements.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

DETERMINATION OF OFFERING PRICE

         The NAV of each class of the shares of the Fund is the value of the assets of that class, less that class's liabilities, divided by the total number of outstanding shares of that class.

         Class A shares of the Fund are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, Inc., the Fund's underwriter. The price makeup as of September 30, 2000, which is the most recent balance sheet included in this SAI, was as follows:


         NAV per Class A share (Class
              A net assets divided by Class A shares
              outstanding) .............................................................       $4.92
         Add:  selling commission (4.25% of offering
              price) ...................................................................         .22
                                                                                               -----
         Maximum offering price per Class A share
              (Class A NAV divided by 95.75%)...........................................       $5.14
                                                                                               =====

         The offering price of a Class A share is its NAV next calculated following acceptance of a purchase order plus the sales charge. The offering price of a Class B, Class C or a Class Y share is its NAV next calculated following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. or an authorized third party receives and accepts your order at its principal business office. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

         Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

         The NAV and offering price per share are ordinarily computed once on each day that the New York Stock Exchange (the NYSE) is open for trading, as of the later of the close of the regular session of the NYSE or the close of the regular session of any domestic securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will change every business day, since the value of the assets and the number of shares outstanding change every day.

         The Board of Directors has decided to use the prices quoted by a dealer in bonds that offers a pricing service to value municipal bonds. The Board of Directors believes that such a service does quote their fair value. The Board of Directors, however, may hereafter determine to use another service or use the bid price quoted by dealers if it should determine that such service or quotes more accurately reflect the fair value of municipal bonds held by the Fund.

         Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities or other assets that are not valued by either of the foregoing methods and for which market quotations are not readily available would be valued by appraisal at their fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Directors.

         Options and futures contracts purchased and held by the Fund are valued at the last sales price on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

         For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the Waddell & Reed Advisors Funds or W&R Funds, Inc. A $50 minimum initial investment pertains to purchases for accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of Waddell & Reed, Inc., WRIMCO, or their affiliates. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount.

         For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

REDUCED SALES CHARGES (APPLICABLE TO CLASS A SHARES ONLY)

     ACCOUNT GROUPING

         Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories. References to purchases in an Individual Retirement Account (IRA) or other tax-advantaged plan (for which investments in the Fund would not be appropriate) are made only to illustrate how purchases of Fund shares may be grouped with purchases made in shares of other funds in the Waddell & Reed Advisors Funds.

1. Purchases by an individual for his or her own account (includes purchases under the Waddell & Reed Advisors Funds Revocable Trust
         Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes Waddell & Reed Advisors Funds Revocable Trust Form of spouse);

3. Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act
         (UGMA) account;

6. Purchases by that individual or his or her spouse for his or her IRA, or salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the Code), provided that such purchases are subject to a sales charge (see Net Asset Value Purchases), or his or her tax-sheltered annuity account (TSA) or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

         For the foregoing categories, an individual's domestic partner is treated as his or her spouse.

         Examples:

         A. Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

         B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

         C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

         D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. (If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.)

         Account grouping as described above is available under the following circumstances.

     ONE-TIME PURCHASES

         A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $100,000; at the same time, H's parents open up two UGMA accounts for H and W's two minor children and invest $100,000 in each child's name; the combined purchases of Class A shares are subject to the reduced sales load applicable to a purchase of $300,000 provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

     RIGHTS OF ACCUMULATION

         If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the NAV of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a NAV of $100,000. His wife, W, now wishes to invest $15,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to the reduced sales charge applicable to a purchase in excess of $100,000. H's original $100,000 purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

         In order to be entitled to Rights of Accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account(s) with which the purchase may be combined.

     LETTER OF INTENT

         The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent (LOI). By signing an LOI form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the LOI is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

         In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an UGMA account for his child and the Class A shares held in the account have a NAV as of the date the LOI is accepted by Waddell & Reed, Inc. of $15,000; H's wife, W, has an account in her own name invested in another fund in the Waddell & Reed Advisors Funds which charges the same sales load as the Fund, with a NAV as of the date of acceptance of the LOI of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

         A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

         The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held in escrow. If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held in escrow unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

         If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

         An LOI does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the LOI.

         With respect to LOIs for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the LOI, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

     OTHER FUNDS IN THE WADDELL & REED ADVISORS FUNDS AND W&R FUNDS, INC.

         Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Waddell & Reed Advisors Funds and the W&R Funds, Inc. subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors Funds and/or the W&R Funds, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Waddell & Reed Advisors Cash Management, Inc., Waddell & Reed Advisors Municipal Money Market Fund, Inc. or W&R Funds, Inc. Money Market Fund that were acquired by exchange of another Waddell & Reed Advisors Fund or W&R Funds, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

NET ASSET VALUE PURCHASES OF CLASS A SHARES

         Class A shares of the Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, Inc., employees of Waddell & Reed, Inc. or of any of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. A custodian under the UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser. Employees includes retired employees. A retired employee is an individual separated from service from Waddell & Reed, Inc., or from an affiliated company with a vested interest in any Employee Benefit plan sponsored by Waddell & Reed, Inc. or any of its affiliated companies. Financial advisors includes retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

         Until March 31, 2001, Class A shares may also be purchased at NAV by persons who are clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within 60 days of such redemption.

         Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

REASONS FOR DIFFERENCES IN THE PUBLIC OFFERING PRICE OF CLASS A SHARES

         As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of sales charges in the Prospectus for the Class A shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Waddell & Reed Advisors Funds and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed, Inc. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.


EXCHANGES FOR SHARES OF OTHER FUNDS IN THE WADDELL & REED ADVISORS FUNDS AND W&R FUNDS, INC.

     CLASS A SHARE EXCHANGES

         Once a sales charge has been paid on shares of a fund in the Waddell & Reed Advisors Funds or the W&R Funds, Inc., these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for Class A shares of another fund in the Waddell & Reed Advisors Funds or the W&R Funds, Inc. The shares you exchange must be worth at least $100 or you must already own shares of the fund in the Waddell & Reed Advisors Funds or the W&R Funds, Inc. into which you want to exchange.

         You may exchange Class A shares you own in another fund in the Waddell & Reed Advisors Funds or the W&R Funds, Inc. for Class A shares of the Fund without charge if (1) a sales charge was paid on these shares, or
(2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

         Shares of Waddell & Reed Advisors Municipal Bond Fund, Inc., Waddell & Reed Advisors Government Securities Fund, Inc., Waddell & Reed Advisors Municipal High Income Fund, Inc. (formerly, United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc., respectively), W&R Funds, Inc. Municipal Bond Fund and W&R Funds, Inc. Limited-Term Bond Fund (formerly, Waddell & Reed Funds, Inc.) are the exceptions and special rules apply. Class A shares of any of these funds may be exchanged for Class A shares of the

Fund only if (1) you received those shares as a result of one or more exchanges of shares on which a maximum sales charge was originally paid (currently, 5.75%), or (2) the shares have been held from the date of original purchase for at least six months.

         Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. or Class A shares of Waddell & Reed Advisors Municipal Money Market Fund, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class A shares of the fund. The shares of Waddell & Reed Advisors Cash Management, Inc. or Waddell & Reed Advisors Municipal Money Market Fund, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different funds in the Waddell & Reed Advisors Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing Class Y shares.

     CLASS B SHARE EXCHANGES

         You may exchange Class B shares of the Fund for Class B shares of other funds in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc. without charge.

        The redemption of the Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

         You may have a specific dollar amount of Class B shares of Waddell & Reed Advisors Cash Management, Inc. or Waddell & Reed Advisors Municipal Money Market Fund, Inc. automatically exchanged each month into Class B shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class B shares of the fund. The shares of Waddell & Reed Advisors Cash Management, Inc. or Waddell & Reed Advisors Municipal Money Market Fund, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     CLASS C SHARE EXCHANGES

         You may exchange Class C shares of the Fund for Class C shares of other funds in the Waddell & Reed Advisors Funds and/or

W&R Funds, Inc. without charge.

         The redemption of the Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

         You may have a specific dollar amount of Class C shares of Waddell & Reed Advisors Cash Management, Inc. or Waddell & Reed Advisors Municipal Money Market Fund, Inc. automatically exchanged each month into Class C shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class C shares of the fund. The shares of Waddell & Reed Advisors Cash Management, Inc. or Waddell & Reed Advisors Municipal Money Market Fund, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     CLASS Y SHARE EXCHANGES

         Class Y shares of the Fund may be exchanged for Class Y shares of any other fund in the Waddell & Reed Advisors Funds or W&R Funds, Inc. or for Class A shares of Waddell & Reed Advisors Cash Management, Inc. or Class A shares of Waddell & Reed Advisors Municipal Money Market Fund, Inc.

     GENERAL EXCHANGE INFORMATION

         When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange. The relative values are those next figured after your exchange request is received in good order.

         These exchange rights and other exchange rights concerning the other funds in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc., can in most instances be eliminated or modified at any time and any such exchange may not be accepted.

FLEXIBLE WITHDRAWAL SERVICE FOR CLASS A, CLASS B AND CLASS C SHAREHOLDERS

         If you qualify, you may arrange to receive through the Flexible Withdrawal Service ( the Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of the Fund or of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed 24% of the account value annually. Applicable forms to start the Service are available through Waddell & Reed Services Company.

         The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the deferred sales charge, do not apply to a one-time withdrawal.

         To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc.; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

         You can choose to have shares redeemed to receive:

         1.  a monthly, quarterly, semiannual or annual payment of $50 or more;

         2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

         3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

         Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

         If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

         The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

         You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

         After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.


REDEMPTIONS

         The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of request, unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the value used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

REINVESTMENT PRIVILEGE

         The Fund offers a one-time reinvestment privilege that allows you to reinvest all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 45 days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of the Fund.

         There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest all or part of any amount of the shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated after you have returned the amount. Your written request to do this must be received within 45 days after your redemption request was received. You can do this only once as to Class B, Class C and Class A shares of the Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment.

MANDATORY REDEMPTION OF CERTAIN SMALL ACCOUNTS

         The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board of Directors has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

                             DIRECTORS AND OFFICERS

         The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell & Reed, Inc.

         The principal occupation during the past five years of each Director and officer of the Fund is stated below. Each of the persons listed through and including Mr. Vogel is a member of the Fund's Board of Directors. The other persons are officers of the Fund but are not members of the Board of Directors. For purposes of this section, the term Fund Complex includes each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and W&R Funds, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of the Fund's officers is also an officer of one or more of the funds in the Fund Complex.

KEITH A. TUCKER*

         Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors, Director and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors and Director of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of each of the funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
         Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
         President of JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing of Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

DAVID P. GARDNER
263 West 3rd Avenue
San Mateo, California  94402
         Chairman and Chief Executive Officer of George S. and Delores Dor'e Eccles Foundation; Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal; formerly, President of Hewlett Foundation. Date of birth: March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
         First Lady of Kansas; formerly, Partner, Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma  73072
         General Counsel of the Board of Regents at the University of Oklahoma; Adjunct Professor of Law at the University of Oklahoma College of Law; Managing Member, Harroz Investments, L.L.C.; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
         Director of Central Bank and Trust; Director of Central Financial Corporation; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President of Gilliland & Hayes, P.A.; formerly, Director of Central Properties, Inc. Date of birth: December 11, 1919.

ROBERT L. HECHLER*
         President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Executive Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Services Company; Chairman of the Board of Directors, Chief Executive Officer, President and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; Director of Legend Group Holdings, LLC, Legend Advisory Corporation, Legend Equities Corporation, Advisory Services Corporation, The Legend Group, Inc. and LEC Insurance Agency, Inc., affiliates of Waddell & Reed Financial, Inc.; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company; formerly, President of Waddell & Reed Services Company. Date of birth: November 12, 1936.

HENRY J. HERRMANN*
         Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, and Director of Waddell & Reed Financial, Inc.; Executive Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; Chairman of the Board of Directors of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
         Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and its subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
         Retired; formerly, Chairman of the Board of Directors and President of each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company. Date of birth:
April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas  66208
         Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director and Vice President of Network Rehabilitation Services; Board Member, Member of Executive Committee and Finance Committee of Truman Medical Center; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
         Shareholder, Polsinelli, Shalton & Welte, a law firm; Director of Columbian Bank and Trust. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
1213 West 95th Court, Chartwell 4
Kansas City, Missouri  64114
         Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth:
January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
         Retired.  Date of birth:  August 7, 1935.

DANIEL C. SCHULTE
         Vice President, Assistant Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial, Inc.; Senior Vice President, Secretary and General Counsel of Waddell & Reed Financial Services Company, Waddell & Reed, Inc., WRIMCO and Waddell & Reed Services Company; Secretary and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; formerly, Assistant Secretary of Waddell & Reed Financial, Inc.; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. Date of birth: December 8, 1965.

KRISTEN A. RICHARDS
         Vice President, Secretary and Associate General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President and Associate General Counsel of WRIMCO; formerly, Assistant Secretary of the Fund and each of the other funds in the Fund Complex; formerly, Compliance Officer of WRIMCO. Date of birth: December 2, 1967.

THEODORE W. HOWARD
         Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

MARK OTTERSTROM
         Vice President of the Fund and Vice President of WRIMCO; formerly, Assistant Portfolio Manager for investment companies managed by WRIMCO. Date of birth: December 17, 1954.

         The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

         The Directors who may be deemed to be interested persons as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed, Inc., or of its manager, WRIMCO, are indicated as such by an asterisk.

         The Board of Directors has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Funds for at least five years which need not have been consecutive. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Fund. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Fund and of each of the funds in the Fund Complex, and each serves as Director Emeritus.

         The funds in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and W&R Funds, Inc. pay to each Director, effective October 1, 1999, an annual base fee of $50,000, plus $3,000 for each meeting of the Board of Directors attended and effective January 1, 2000, an annual base fee of $52,000 plus $3,250 for each meeting of the Board of Directors attended, plus reimbursement of expenses for attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. (prior to October 1, 1999, the funds in the Waddell & Reed Advisors Funds, W&R Target Funds,

Inc. and Waddell & Reed Funds, Inc. paid to each Director an annual base fee of $48,000 plus $2,500 for each meeting of the Board of Directors attended). The fees to the Directors are divided among the funds in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and W&R Funds, Inc. based on the funds' relative size. During the Fund's fiscal year ended September 30, 2000, the Fund's Directors received the following fees for service as a director:

                               COMPENSATION TABLE

                                                                              Total
                                                 Aggregate                Compensation
                                               Compensation                 From Fund
                                                   From                     and Fund
Director                                           Fund                     Complex*
--------                                       ------------               ------------
Robert L. Hechler                                   $    0                   $     0
Henry J. Herrmann                                        0                         0
Keith A. Tucker                                          0                         0
James M. Concannon                                     954                    63,500
John A. Dillingham                                     954                    63,500
David P. Gardner                                       954                    63,500
Linda K. Graves                                        954                    63,500
Joseph Harroz, Jr.                                     954                    63,500
John F. Hayes                                          954                    63,500
Glendon E. Johnson                                     954                    63,500
William T. Morgan                                      954                    63,500
Ronald C. Reimer                                       912                    60,250
Frank J. Ross, Jr.                                     954                    63,500
Eleanor B. Schwartz                                    954                    63,500
Frederick Vogel III                                    954                    63,500

*No pension or retirement benefits have been accrued as a part of Fund expenses.

         The officers are paid by WRIMCO or its affiliates.


SHAREHOLDINGS

         As of November 30, 2000, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. The following table sets forth information with respect to the Fund, as of November 30, 2000, regarding the ownership of the Fund's shares.

                                                          Shares owned
Name and Address                                          Beneficially
of Beneficial Owner                         Class         or of Record       Percent
-------------------                         -----         ------------       -------
Betty W Tasliaferro (TOD)Class B            21,392           7.52%
9104 Roe Ave
Prairie Village KS 66207-2603


Lawrence H Moninghoff (TOD)Class B          20,943           7.36%
HC 2 Box 2780
Old Town FL 32680-9736

Earline Nelson (TOD)                        Class B          15,651           5.50%
2804 SW 10th St
Lees Summit MO 64081-2375

Barbara A Friberg                           Class C          16,377           7.66%
2008 Sunkist Ave
Waukesha WI 53188-2106

Peggy A Myers (TOD)                         Class C          15,789           7.38%
26 Hanover Rd
York PA 17404-5902

Swarn Dhar                                  Class C          31,493           14.73%
3556 Lydius St
Schenectady NY 12303-3563

Waddell & Reed Inc                          Class Y             406           99.48%
Attn:  Ty Towery
P O Box 29217
Shawnee Mission KS 66201-9217

                            PAYMENTS TO SHAREHOLDERS


GENERAL

         There are two sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the interest and earned discount on the securities the Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The payments made to shareholders from net investment income and net short-term capital gains are called dividends.

         The Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gain, depending on whether securities are sold and at what price. If the Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains.

CHOICES YOU HAVE ON YOUR DIVIDENDS AND DISTRIBUTIONS

         On your application form, you can give instructions that (1) you want cash for your dividends and/or distributions or (2) you want your dividends and/or distributions paid in shares of the Fund of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five dollars will be automatically paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in shares are at NAV without any sales charge. The NAV used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Directors.

         Even if you receive dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at NAV (i.e., no sales charge) next calculated after receipt by Waddell & Reed, Inc., of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                      TAXES

GENERAL

         The Fund has qualified since inception for treatment as a RIC under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gains that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income plus its net interest income excludable from gross income under Section 103(a) of the Code (Distribution Requirement), and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies (Income Requirement);
(2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (50% Diversification Requirement); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         If the Fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even is it distributed that income to its shareholders) and (b) the shareholders would treat all distributions out of its earnings and profits, including distributions that otherwise would be exempt-interest dividends described in the following paragraph and distributions of net capital gains, as taxable dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Dividends paid by the Fund will qualify as exempt-interest dividends, and thus will be excludable from shareholders' gross income, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income may not exceed the Fund's net tax-exempt income. The Fund uses the average annual method to determine the exempt income portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

         Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

         If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Fund realizes capital gains as a result of market transactions, any distribution of the gains will be taxable to shareholders. There also may be collateral Federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. Any shareholder that falls into any of these categories should consult its tax adviser concerning its investment in Fund shares.

         Dividends and distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year even if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be reported by, and (except for exempt-interest dividends) taxed to, the shareholders for the year in which that December 31 falls.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and any balance of the loss that is not disallowed will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

         The Fund will be subject to a nondeductible 4% excise tax (Excise
Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary taxable income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year. It is the Fund's policy to pay sufficient taxable dividends and distributions each year to avoid imposition of the Excise Tax.

INCOME FROM OPTIONS AND FUTURES CONTRACTS

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains in options and futures contracts derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

         Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

         Certain options and futures contracts in which the Fund may invest may be section 1256 contracts. Section 1256 contracts held by the Fund at the end of its taxable year, other than contracts subject to a mixed straddle election made by the Fund, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

         Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Fund may invest. That section defines a straddle as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of a loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

         If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than straight debt) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

ZERO COUPON SECURITIES

         The Fund may acquire zero coupon or other securities issued with OID. As a holder of those securities, the Fund must account for the OID that accrues on such tax-exempt securities and must include in its income the OID that accrues on such taxable securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any accrued OID, to satisfy the Distribution Requirement and (with respect to taxable income) avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and asked prices. Transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and W&R Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain exceptions.

         In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

         To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions or spreads, as applicable. The Fund has not effected transactions through brokers and does not anticipate doing so. However, if WRIMCO were to effect brokerage transactions, it need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

         Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

         The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

         The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by WRIMCO.

         Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase. The Fund may also use its brokerage to pay for pricing or quotation services to value securities.

         The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

                                OTHER INFORMATION

THE SHARES OF THE FUND

         The Fund offers four classes of its shares: Class A, Class B, Class C and Class Y. Each class represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC; Class B and Class C are subject to a CDSC and to ongoing distribution and service fees; Class B shares that have been held by a shareholder for eight years will convert, automatically, eight years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares, which in turn are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

         The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

         Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

                                   APPENDIX A

         The following are descriptions of some of the ratings of securities that the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.


DESCRIPTION OF BOND RATINGS

         STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         A brief description of the applicable S&P rating symbols and their meanings follow:

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a

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

bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         MOODY'S. A brief description of the applicable Moody's rating symbols and their meanings follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

         An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

--Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note). --Source
of Payment (the more the issue depends on the market for its     refinancing,
the more likely it is to be treated as a note.)

         The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3     Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

         MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories,

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


ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on funds employed;
(3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS
ALABAMA - 0.75%
   The Marshall County Health Care Authority,
      Hospital Revenue Refunding Bonds, Series
      1992 (Guntersville-Arab Medical Center),
      7.0%, 10-1-13 .......................................................           $ 3,100            $3,131,000

ALASKA - 0.48%
   City of Seward, Alaska, Revenue Bonds, 1996
      (Alaska Sealife Center Project),
      7.65%, 10-1-16 ......................................................             2,000             2,030,000

ARIZONA - 1.75%
   Hayden-Winkelman Unified School District No.
      41 of Gila County, Arizona, Capital
      Appreciation Refunding Bonds, Series 1995,
      0.0%, 7-1-10 ........................................................             6,145             3,564,100
   The Industrial Development Authority of the
      County of Gila, Arizona, Environmental Revenue
      Refunding Bonds (ASARCO Incorporated Project),
      Series 1998,
      5.55%, 1-1-27 .......................................................             4,750             3,788,125
      Total ...............................................................                               7,352,225

CALIFORNIA - 2.19%
   California Statewide Communities Development
      Authority, Hospital Refunding Revenue Certificates
      of Participation, Series 1993, Cedars-Sinai
      Medical Center, Inverse Floating Rate
      Security (INFLOS),
      6.342%, 11-1-15 (A) .................................................             4,000             3,845,000
   Sierra Kings Health Care District Revenue
      Bonds, Series 1996,
      6.5%, 12-1-26 .......................................................             1,500             1,216,875
   Certificates of Participation (1991 Capital
      Improvement Project), Bella Vista Water
      District (California),
      7.375%, 10-1-17 .....................................................             1,500             1,578,330
   Carson Redevelopment Agency (California),
      Redevelopment Project Area No. 1,
      Tax Allocation Bonds, Series 1993B,
      6.0%, 10-1-16 .......................................................             1,500             1,535,625
   Kings County Waste Management Authority, Solid
      Waste Revenue Bonds, Series 1994 (California),
      7.2%, 10-1-14 .......................................................               940             1,016,375
      Total ...............................................................                               9,192,205

                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
COLORADO - 3.20%
   Sand Creek Metropolitan District, Adams County and City and County of Denver,
      Colorado, General Obligation Limited Tax Bonds:
      Series 1998,
      6.625%, 12-1-17 .....................................................           $ 3,070            $2,916,500
      Series 1997,
      7.125%, 12-1-16 .....................................................             2,000             1,985,000
   City and County of Denver, Colorado, Revenue Bonds (Jewish Community Centers
      of Denver Project), Series 1994:
      8.25%, 3-1-24 .......................................................             2,390             2,479,625
      7.875%, 3-1-19 ......................................................               815               834,356
   Colorado Health Facilities Authority,
      Revenue Bonds (Steamboat Springs
      Health Care Association Project),
      Series 1999,
      5.7%, 9-15-23 .......................................................             3,000             2,370,000
   Bachelor Gulch Metropolitan District,
      Eagle County, Colorado, General Obligation
      Bonds, Series 1996,
      7.0%, 12-1-15 .......................................................             1,095             1,123,744
   Eaglebend Affordable Housing Corporation,
      Multifamily Housing Project Revenue
      Refunding Bonds, Series 1997A,
      6.45%, 7-1-21 .......................................................             1,000               950,000
   Deer Creek Metropolitan District, Jefferson
      County, Colorado, General Obligation Bonds,
      Series 2000,
      7.625%, 12-1-19 .....................................................               750               762,187
      Total ...............................................................                              13,421,412

CONNECTICUT - 2.21%
   Eastern Connecticut Resource Recovery
      Authority, Solid Waste Revenue Bonds
      (Wheelabrator Lisbon Project),
      Series 1993A,
      5.5%, 1-1-14 ........................................................             5,250             4,600,312
   Connecticut Development Authority, Pollution
      Control Revenue Refunding Bonds (The
      Connecticut Light and Power Company
      Project - 1993B Series),
      5.95%, 9-1-28 .......................................................             2,500             2,328,125
   State of Connecticut Health and
      Education Facilities Authority,
      Revenue Bonds, Edgehill Issue
      Series A (Fixed Rate),
      6.875%, 7-1-27 ......................................................             2,300             2,317,250
      Total ...............................................................                               9,245,687

                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
DISTRICT OF COLUMBIA - 1.26%
   Certificates of Participation, Series 1993,
      District of Columbia,
      7.3%, 1-1-13 ........................................................           $ 3,000            $3,161,250
   District of Columbia Revenue Bonds
      (National Public Radio Issue),
      Series 1992,
      7.625%, 1-1-13 ......................................................             2,000             2,115,000
      Total ...............................................................                               5,276,250

FLORIDA - 4.06%
   Sanford Airport Authority (Florida),
      Industrial Development Revenue Bonds
      (Central Florida Terminals, Inc. Project):
      Series 1995A,
      7.75%, 5-1-21 .......................................................             4,000             4,195,000
      Series 1995C,
      7.5%, 5-1-21 ........................................................               500               516,875
   St. Johns County Industrial Development
      Authority (Florida), Health Care Revenue
      Bonds, Tax Exempt Series 1997A
      (Bayview Project),
      7.1%, 10-1-26 .......................................................             4,000             3,905,000
   Escambia County Health Facilities Authority,
      Health Facilities Revenue Bonds (Azalea
      Trace, Inc.), Series 1997,
      6.0%, 1-1-15 ........................................................             3,000             2,790,000
   Sarasota County (Florida) Health Facilities Authority, Health Care Facilities
      Revenue Refunding Bonds, Series 1995 (Sarasota-Manatee Jewish Housing
      Council, Inc. Project),
      6.7%, 7-1-25 ........................................................             3,000             2,550,000
   Dade County Industrial Development Authority,
      Industrial Development Revenue Bonds,
      Series 1995 (Miami Cerebral Palsy
      Residential Services, Inc. Project),
      8.0%, 6-1-22 ........................................................             1,800             1,813,500
   City of Fort Walton Beach, First Mortgage
      Industrial Development Revenue Bonds,
      Series 1986 (Ft. Walton Beach Ventures,
      Inc. Project),
      10.5%, 12-1-16 ......................................................             1,210             1,225,839
      Total ...............................................................                              16,996,214

                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
GEORGIA - 1.77%
   Coffee County Hospital Authority (Georgia),
      Revenue Anticipation Certificates (Coffee
      Regional Medical Center, Inc. Project),
      Series 1997A,
      6.75%, 12-1-16 ......................................................          $  5,000            $4,618,750
   Savannah Economic Development Authority,
      First Mortgage Revenue Bonds (Senior Care
      Group, Inc. - Shadowmoss Project),
      Series 1999A,
      6.75%, 7-1-29 .......................................................             3,185             2,782,894
      Total ...............................................................                               7,401,644

HAWAII - 0.59%
   Department of Transportation of the State
      of Hawaii, Special Facility Revenue Bonds
      (Continental Airlines, Inc.), Series 1997,
      5.625%, 11-15-27 ....................................................             3,000             2,471,250

ILLINOIS - 2.10%
   Illinois Development Finance Authority
      Revenue Bonds, Series 1993C (Catholic
      Charities Housing Development
      Corporation Project),
      6.1%, 1-1-20 ........................................................             2,500             2,325,000
   Village of Lansing, Illinois, Landings
      Redevelopment Project Area, Tax Increment
      Refunding Revenue Bonds (Limited Sales
      Tax Pledge), Series 1992,
      7.0%, 12-1-08 .......................................................             2,000             2,102,500
   Illinois Health Facilities Authority,
      Revenue Refunding Bonds, Series 1998
      (Lifelink Corporation Obligated Group),
      5.7%, 2-15-24 .......................................................             1,750             1,397,813
   Village of Hodgkins, Cook County, Illinois,
      Tax Increment Revenue Refunding Bonds,
      Series 1995A,
      7.625%, 12-1-13 .....................................................             1,750             1,844,062
   Village of Bourbonnais, Kankakee County,
      Illinois, Sewerage Revenue Bonds,
      Series 1993,
      7.25%, 12-1-12 ......................................................             1,085             1,135,181
      Total ...............................................................                               8,804,556

                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
INDIANA - 1.68%
   Indiana Health Facility Financing Authority:
      Revenue Refunding Bonds, Series 1998
      (Greenwood Village South Project),
      5.625%, 5-15-28 .....................................................            $4,100            $3,182,625
      Hospital Revenue Bonds, Series 1992
      (Fayette Memorial Hospital Project),
      7.2%, 10-1-22 .......................................................             1,000               985,000
   City of Goshen, Indiana, Revenue Bonds,
      Series 1998 (Greencroft Obligated Group),
      5.75%, 8-15-28 ......................................................             1,900             1,463,000
   City of Carmel, Indiana, Retirement Rental
      Housing Revenue Refunding Bonds (Beverly
      Enterprises - Indiana, Inc. Project),
      Series 1992,
      8.75%, 12-1-08 ......................................................             1,335             1,406,756
      Total ...............................................................                               7,037,381

IOWA - 3.09%
   City of Creston, Iowa, Industrial Development
      Revenue Bonds, Series 1997A (CF Processing,
      L.C. Project),
      8.0%, 8-1-26 ........................................................             5,000             4,975,000
   City of Cedar Rapids, Iowa, First Mortgage
      Revenue Bonds, Series 1998-A (Cottage Grove
      Place Project),
      5.875%, 7-1-28 ......................................................             5,000             4,012,500
   Iowa Finance Authority,
      Community Provider Revenue Bonds (Boys and
      Girls Home and Family Services, Inc. Project),
      Series 1998,
      6.25%, 12-1-28 ......................................................             4,000             3,970,000
      Total ...............................................................                              12,957,500

KANSAS - 4.82%
   Kansas Development Finance Authority:
      Revenue Bonds (Village Shalom Obligated Group),
      Series 1998AA,
      5.625%, 11-15-28 ....................................................             4,750             3,889,063
      Multifamily Housing Revenue Bonds, Series 1998K
      (Pioneer Olde Town Apartments Project),
      6.5%, 10-1-30 .......................................................             3,200             2,860,000
      Community Provider Loan Program (Community
      Living Opportunities, Inc.), Series
      1992A Revenue Bonds,
      8.875%, 9-1-11 ......................................................             2,790             2,872,472

                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
KANSAS (CONTINUED)
   Certificates of Participation, Series 1998A,
      Evidencing Proportionate Interests of the
      Owners Thereof in Rental Payments to be
      Made by the City of Spring Hill, Kansas, to
      Spring Hill Golf Corporation,
      6.5%, 1-15-28 .......................................................           $ 4,000            $3,570,000
   City of Olathe, Kansas, Senior Living Facility
      Revenue Bonds (Aberdeen Village, Inc.),
      Series 2000A,
      8.0%, 5-15-30 .......................................................             2,505             2,505,000
   City of Prairie Village, Kansas, Revenue Bonds
      (Claridge Court Project), Series 1993A:
      8.75%, 8-15-23 ......................................................             1,000             1,066,250
      8.5%, 8-15-04 .......................................................               640               680,800
   City of Topeka, Kansas, Economic Development
      Revenue Bonds, Series 2000A (YMCA Project),
      7.5%, 9-01-25 .......................................................             2,800             2,758,000
      Total ...............................................................                              20,201,585

KENTUCKY - 0.25%
   County of Perry, Kentucky, Solid Waste
      Disposal Revenue Bonds (TJ International
      Project), Series 1994,
      7.0%, 6-1-24 ........................................................             1,000             1,037,500

LOUISIANA - 1.59%
   Louisiana Public Facilities Authority,
      Revenue Bonds (Progressive Healthcare
      Providers/Louisiana, Inc. Project), Series 1998:
      6.375%, 10-1-20 .....................................................             2,000             1,817,500
      6.375%, 10-1-28 .....................................................             2,000             1,742,500
      5.75%, 10-1-03 ......................................................             1,160             1,109,250
   Board of Commissioners of the Port of New Orleans,
      Industrial Development Revenue Refunding Bonds
      (Continental Grain Company Project), Series 1993,
      7.5%, 7-1-13 ........................................................             2,000             2,005,000
      Total ...............................................................                               6,674,250

MAINE - 2.06%
   Maine Health and Higher Educational Facilities Authority, Revenue Bonds,
      Piper Shores Issue, Series 1999A:
      7.55%, 1-1-29 .......................................................             5,000             4,818,750
      7.5%, 1-1-19 ........................................................             1,000               968,750
   Maine Veterans' Homes, Revenue Bonds, 1995 Series,
      7.75%, 10-1-20 ......................................................             2,810             2,862,687
      Total ...............................................................                               8,650,187

                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
MARYLAND - 0.81%
   Maryland Economic Development Corporation,
      Senior Lien Revenue Bonds (Rocky Gap
      Golf Course and Hotel/Meeting Center
      Project), Series 1996 A,
      8.375%, 10-1-09 .....................................................           $ 3,250            $3,380,000

MASSACHUSETTS - 4.43%
   Massachusetts Industrial Finance Agency:
      First Mortgage Revenue Bonds, Reeds
      Landing Project, Series 1993,
      8.625%, 10-1-23 .....................................................             9,945             9,945,000
      Resource Recovery Revenue Bonds (SEMASS
      Project), Series 1991B,
      9.25%, 7-1-15 .......................................................             4,900             5,165,188
      Resource Recovery Revenue Refunding Bonds
      (Ogden Haverhill Project),
      Series 1998A Bonds,
      5.6%, 12-1-19 .......................................................             2,500             2,196,875
      Revenue Bonds, Beaver Country Day School
      Issue, Series 1992, Subseries A,
      8.1%, 3-1-08 ........................................................             1,215             1,234,744
      Total ...............................................................                              18,541,807

MINNESOTA - 0.32%
   City of Coon Rapids, Minnesota, Multifamily
      Housing Revenue Bonds (Wedum Redwood
      Terrace, LLC Project), Series 1999A,
      6.375%, 11-1-29 .....................................................             1,450             1,348,500

MISSOURI - 4.44%
   The Industrial Development Authority of the
      City of Kansas City, Missouri:
      Revenue Bonds (The Bishop Spencer Place,
      Incorporated Project), Series 1994,
      8.0%, 9-1-16 ........................................................             2,965             3,061,363
      Multifamily Housing Revenue Bonds (Village
      Green Apartments Project), Series 1998,
      6.25%, 4-1-30 .......................................................             1,750             1,570,625
   The Industrial Development Authority of the
      City of Bridgeton, Missouri, Senior Housing
      Revenue Bonds (The Sarah Community Project),
      Series 1998,
      5.9%, 5-1-28 ........................................................             3,100             2,514,875

                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
MISSOURI (CONTINUED)
   Missouri Housing Development Commission,
      Multifamily Housing Revenue Bonds (The Mansion
      Apartments Phase II Project), Series 1999,
      6.17%, 10-1-32 ......................................................           $ 3,915            $3,499,031
   The City of Lake Saint Louis, Missouri,
      Public Facilities Authority, Certificates
      of Participation (Municipal Golf Course
      Project), Series 1993,
      7.55%, 12-1-14 ......................................................             2,000             2,142,500
   The Industrial Development Authority of
      the City of St. Louis, Missouri,
      Industrial Revenue Refunding Bonds
      (Kiel Center Multipurpose Arena Project),
      Series 1992,
      7.75%, 12-1-13 ......................................................             1,500             1,571,250
   The Industrial Development Authority of
      Callaway County, Missouri, Industrial
      Development Revenue Bonds (A.P. Green
      Refractories Co. Project), Series 1984,
      8.6%, 11-1-14 .......................................................               900               928,260
   Tax Increment Financing Commission of Kansas
      City, Missouri, Tax Increment Refunding and
      Improvement Revenue Bonds (Briarcliff West
      Project), Series 2000,
      6.25%, 8-1-23 .......................................................             3,500             3,307,500
      Total ...............................................................                              18,595,404

NEVADA - 0.64%
   Reno-Sparks Convention & Visitors Authority,
      Nevada, Limited Obligation Medium-Term
      Refunding Bonds, Series November 1, 1996,
      6.0%, 11-1-06 .......................................................             2,640             2,669,700

NEW HAMPSHIRE - 2.64%
   State of New Hampshire, Turnpike System Revenue
      Bonds, 1994 Series C, Linked Select Auction
      Variable Rate Securities (SAVRS) and Residual
      Interest Bonds (RIBS),
      5.226%, 2-1-24 ......................................................            11,200            10,192,000
   Lisbon Regional School District, New
      Hampshire, General Obligation Capital
      Appreciation School Bonds,
      0.0%, 2-1-13 ........................................................             1,390               891,337
      Total ...............................................................                              11,083,337

                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY - 3.09%
   New Jersey Health Care Facilities Financing
      Authority, Revenue Bonds, Englewood Hospital
      and Medical Center Issue, Series 1994,
      6.75%, 7-1-24 .......................................................           $ 4,480            $4,093,600
   New Jersey Economic Development Authority:
      First Mortgage Revenue Fixed Rate Bonds
      (Winchester Gardens at Ward Homestead
      Project), Series 1996A,
      8.625%, 11-1-25 .....................................................             3,000             3,176,250
      Economic Development Bonds, Kapkowski Road Landfill Reclamation
      Improvement District Project (City of Elizabeth), Series 1998A:
      6.375%, 4-1-18 ......................................................             2,385             2,376,056
      0.0%, 4-1-11 ........................................................             1,740               865,650
      Senior Mortgage Revenue and Revenue Refunding
      Bonds (Arbor Glen of Bridgewater Project),
      Series 1998A,
      6.0%, 5-15-28 .......................................................             3,150             2,417,625
      Total ...............................................................                              12,929,181

NEW YORK - 3.89%
   New York City Municipal Water Finance Authority,
      Water and Sewer System Revenue Bonds, Inverse
      Rate Securities, Fiscal 1994 Series E,
      Newly Linked Bonds,
      5.21%, 6-15-12 ......................................................             5,500             5,541,250
   City of New York, General Obligation Bonds,
      Fiscal 2001 Series B Tax-Exempt Bonds,
      5.75%, 8-1-14 .......................................................             5,000             5,143,750
   Tompkins County Industrial Development
      Agency, Life Care Community Revenue Bonds,
      1994 (Kendal at Ithaca, Inc. Project),
      7.875%, 6-1-24 ......................................................             4,035             4,151,006
   Suffolk County Industrial Development Agency,
      Continuing Care Retirement Community, First
      Mortgage Fixed Rate Revenue Bonds
      (Jefferson's Ferry Project - Series 1999A),
      7.2%, 11-1-19 .......................................................             1,500             1,473,750
      Total ...............................................................                              16,309,756

NORTH CAROLINA - 1.05%
   City of Charlotte, North Carolina, Charlotte/
      Douglas International Airport, Special
      Facility Refunding Revenue Bonds, Series 1998
      (US Airways, Inc. Project),
      5.6%, 7-1-27 ........................................................             3,075             2,325,469

                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
   City of Durham, North Carolina, Multifamily
      Housing Revenue Bonds (Ivy Commons Project),
      Series 1997,
      8.0%, 3-1-29 ........................................................           $ 2,205           $ 2,075,456
      Total ...............................................................                               4,400,925

NORTH DAKOTA - 0.61%
   City of Grand Forks, North Dakota, Senior Housing Revenue Bonds (4000 Valley
      Square Project), Series 1997:
      6.25%, 12-1-34 ......................................................             2,000             1,450,000
      6.375%, 12-1-34 .....................................................             1,500             1,125,000
      Total ...............................................................                               2,575,000

OHIO - 2.04%
   Ohio Water Development Authority, State of
      Ohio, Solid Waste Disposal Revenue Bonds
      (Bay Shore Power Project), Tax-Exempt
      Series 1998 A,
      5.875%, 9-1-20 ......................................................             6,000             4,792,500
   City of Toledo, Ohio, Multifamily Housing
      Mortgage Revenue Bonds, Series 1998-A
      (Hillcrest Apartments Project),
      6.125%, 12-1-29 .....................................................             4,000             3,750,000
      Total ...............................................................                               8,542,500

OKLAHOMA - 3.04%
   Bixby Public Works Authority, Utility
      System Revenue Bonds, Refunding
      Series 1994,
      7.25%, 11-1-19 ......................................................             2,685             2,886,375
   The Clinton Public Works Authority,
      Refunding and Improvement Revenue
      Bonds, Series 1994,
      6.25%, 1-1-19 .......................................................             2,575             2,603,969
   Oklahoma County Industrial Authority,
      Industrial Development Revenue Bonds:
      1986 Series A (Westlake Nursing Center
      Project):
      10.25%, 9-1-16 (B) ..................................................               905               678,750
      10.125%, 9-1-06 (B) .................................................               430               322,500
      1986 Series B (Choctaw Nursing
      Center Project):
      10.25%, 9-1-16 (B) ..................................................             1,230               713,400
      10.125%, 9-1-06 (B) .................................................               525               304,500

                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
OKLAHOMA (CONTINUED)
   The Broken Arrow Public Golf Authority
      (Broken Arrow, Oklahoma), Recreational
      Facilities Revenue Bonds, Series 1995,
      7.25%, 8-1-20 .......................................................           $ 2,025           $ 2,088,281
   Trustees of the Oklahoma Ordnance Works
      Authority, Industrial Development Revenue
      Refunding Bonds (A.P. Green Industries,
      Inc. Project), Series 1992,
      8.5%, 5-1-08 ........................................................             1,600             1,672,000
   The Guthrie Public Works Authority
      (Guthrie, Oklahoma), Utility System
      Revenue Bonds, Series 1994A,
      6.75%, 9-1-19 .......................................................             1,415             1,487,519
      Total ...............................................................                              12,757,294

OREGON - 0.36%
   Myrtle Creek Building Authority, Gross
      Revenue Bonds, Series 1996A (Myrtle Creek
      Golf Course Project),
      8.0%, 6-1-21 (B) ....................................................             3,000             1,500,000

PENNSYLVANIA - 7.09%
   Allegheny County Hospital Development Authority,
      Health System Revenue Bonds, Series 2000B
      (West Penn Allegheny Health System),
      9.25%, 11-15-22 .....................................................            13,000            12,350,000
   Delaware County Authority (Pennsylvania),
      First Mortgage Revenue Bonds, Series 1994,
      (Riddle Village Project),
      8.25%, 6-1-22 .......................................................             4,000             4,560,000
   Philadelphia Authority for Industrial
      Development, Commercial Development Revenue
      Refunding Bonds (Doubletree Guest Suites
      Project), Series 1997A,
      6.5%, 10-1-27........................................................             3,500             3,421,250
   Clearfield Hospital Authority, Hospital
      Revenue and Refunding Bonds (Clearfield
      Hospital Project), Series 1994,
      6.875%, 6-1-16 ......................................................             3,240             3,211,650
   Allentown Area Hospital Authority, Hospital
      Revenue Bonds (Sacred Heart Hospital of
      Allentown), Series A of 1993,
      6.75%, 11-15-14 .....................................................             2,865             2,832,769

                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
   Susquehanna Area Regional Airport Authority,
      Airport Facilities Revenue Bonds (Aero
      Harrisburg, LLC Project), Series 1999,
      5.5%, 1-1-24 ........................................................           $ 2,000           $ 1,712,500
   South Wayne County Water and Sewer Authority
      (Wayne County, Pennsylvania), Sewer Revenue
      Bonds, Series of 1992,
      8.2%, 4-15-13 .......................................................             1,600             1,614,000
      Total ...............................................................                              29,702,169

RHODE ISLAND - 0.50%
   City of Providence, Rhode Island, Special
      Obligation Tax Increment Bonds, Series D,
      6.65%, 6-1-16 .......................................................             2,000             2,072,500

SOUTH CAROLINA - 3.00%
   South Carolina Jobs - Economic Development Authority,
      Solid Waste Recycling Facilities Revenue Bonds
      (Santee River Rubber Project):
      Tax-Exempt Series 1998A,
      8.0%, 12-1-14 .......................................................             4,000             3,745,000
      Tax-Exempt Series 1998B,
      9.0%, 12-1-11 .......................................................             2,460             2,398,500
   Connector 2000 Association, Inc., Toll Road
      Revenue Bonds (Southern Connector Project,
      Greenville, South Carolina),
      Senior Capital Appreciation Bonds, Series 1998B:
      0.0%, 1-1-35 ........................................................            17,000             1,317,500
      0.0%, 1-1-36 ........................................................            11,000               783,750
   McCormick County, South Carolina, Hospital
      Facilities Revenue Refunding and Improvement
      Bonds, Series 1997 (McCormick Health Care
      Center Project),
      7.0%, 3-1-18 ........................................................             2,530             2,264,350
   South Carolina State Housing, Finance
      and Development Authority, Multifamily
      Housing Mortgage Revenue Bonds (United
      Dominion-Plum Chase), Series 1991,
      8.5%, 10-1-21 .......................................................             2,000             2,075,340
      Total ...............................................................                              12,584,440

SOUTH DAKOTA - 0.48%
   South Dakota Health and Educational
      Facilities Authority, Refunding Revenue
      Bonds (Westhills Village Retirement
      Community Issue), Series 1993,
      7.25%, 9-1-13 .......................................................             2,000             1,990,000

                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
TENNESSEE - 0.82%
   The Health and Educational Facilities
      Board of the City of Crossville, Tennessee,
      Hospital Revenue Improvement Bonds,
      Series 1992 (Cumberland Medical Center),
      6.75%, 11-1-12 ......................................................           $ 2,000           $ 2,020,000
   Upper Cumberland Gas Utility District
      (of Cumberland County, Tennessee),
      Gas System Revenue Bonds, Series 1996,
      7.0%, 3-1-16 (B) ....................................................             1,400             1,429,750
      Total ...............................................................                               3,449,750

TEXAS - 5.69%
   AllianceAirport Authority, Inc., Special
      Facilities Revenue Bonds:
      Series 1991 (American Airlines, Inc. Project),
      7.0%, 12-1-11 .......................................................             4,700             5,046,625
      Series 1996 (Federal Express Corporation Project),
      6.375%, 4-1-21 ......................................................             4,000             3,970,000
   Lubbock Health Facilities Development Corporation,
      Fixed Rate First Mortgage Revenue Bonds
      (Carillon, Inc. Project), Series 1999A,
      6.5%, 7-1-19 ........................................................             6,000             5,325,000
   North Central Texas Health Facilities Development
      Corporation, Retirement Facility Revenue Bonds
      (Northwest Senior Housing Corporation -
      Edgemere Project), Series 1999A, Fixed
      Rate Bonds,
      7.5%, 11-15-29 ......................................................             3,000             2,973,750
   Alvarado Industrial Development Corporation,
      Industrial Development Revenue Bonds
      (Rich-Mix Products of Texas, Inc. Project),
      Series 1996,
      7.75%, 3-1-10 .......................................................             2,625             2,562,656
   City of Houston, Housing Corporation
      No. 1, First Lien Revenue Refunding
      Bonds, Series 1996 (6800 Long Drive
      Apartments - Section 8 New Construction
      Program), Houston, Texas,
      6.625%, 2-1-20 ......................................................             2,305             2,232,969
   Gulf Coast Waste Disposal Authority, Waste
      Disposal Revenue Bonds (Valero Energy
      Corporation Project), Series 1999,
      5.7%, 4-1-32 ........................................................             2,000             1,732,500
      Total ...............................................................                              23,843,500

                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
UTAH - 4.42%
   Tooele County, Utah, Hazardous Waste
      Treatment Revenue Bonds (Union Pacific
      Corporation/USPCI, Inc. Project),
      Series A,
      5.7%, 11-1-26 .......................................................           $17,000          $ 14,853,750
   Utah Housing Finance Agency, Revenue Bonds
      (RHA Community Services of Utah, Inc.
      Project), Series 1997A,
      6.875%, 7-1-27 ......................................................             2,440             2,342,400
   Carbon County, Utah, Solid Waste Disposal Facility Revenue Refunding Bonds
      (Sunnyside Cogeneration Associates Project):
      Series 1999A,
      7.1%, 8-15-23 .......................................................             1,250             1,250,000
      Series 1999B,
      0.0%, 8-15-24 .......................................................               390                64,350
      Total ...............................................................                              18,510,500

VIRGINIA - 2.74%
   Peninsula Ports Authority of Virginia,
      Port Facility Refunding Revenue Bonds
      (Zeigler Coal Project), Series 1997 (Non-AMT),
      6.9%, 5-2-22 ........................................................             5,000             2,750,000
   Norfolk Redevelopment and Housing Authority,
      Multifamily Rental Housing Facility Revenue
      Bonds, Series 1996 (1016 Limited Partnership -
      Sussex Apartments Project),
      8.0%, 9-1-26 ........................................................             3,480             3,340,800
   Fairfax County Redevelopment and Housing
      Authority, Multifamily Housing Revenue
      Refunding Bonds (Burke Shire Commons
      Apartments Project), Series 1996,
      7.6%, 10-1-36 .......................................................             3,000             2,853,750
   Pocahontas Parkway Association, Route 895
      Connector, Toll Road Revenue Bonds, Senior
      Capital Appreciation Bonds, Series 1998B,
      0.0%, 8-15-18 .......................................................             9,000             2,542,500
      Total ...............................................................                              11,487,050

WASHINGTON - 1.13%
   Port of Anacortes, Washington, Revenue and
      Refunding Bonds, 1998 Series A (AMT),
      5.625%, 9-1-16 ......................................................             3,790             3,477,325
   Housing Authority of the City of Seattle,
      Low-Income Housing Assistance Revenue
      Bonds, 1995 (GNMA Collateralized Mortgage
      Loan - Kin On Project),
      7.4%, 11-20-36 ......................................................             1,142             1,274,758
      Total ...............................................................                               4,752,083

                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
WEST VIRGINIA - 0.37%
   Upshur County, West Virginia, Solid Waste
      Disposal Revenue Bonds (TJ International
      Project), Series 1995,
      7.0%, 7-15-25 .......................................................           $ 1,500            $1,560,000

WISCONSIN - 2.39%
   Wisconsin Health and Educational Facilities
      Authority, Revenue Bonds, Series 1995:
      National Regency of New Berlin, Inc.
      Project,
      8.0%, 8-15-25 .......................................................             4,445             4,611,688
      Hess Memorial Hospital Association, Inc.
      Project,
      7.75%, 11-1-15 ......................................................             3,400             3,527,500
   City of Superior, Wisconsin, Water Supply
      Facilities Revenue Refunding Bonds
      (Superior Water, Light and Power Company
      Project), Series 1996,
      6.125%, 11-1-21 .....................................................             1,910             1,874,188
      Total ...............................................................                              10,013,376

TOTAL MUNICIPAL BONDS - 89.84%                                                                         $376,479,618
   (Cost: $397,924,802)

SHORT-TERM SECURITIES
COMMERCIAL PAPER
   ELECTRIC, GAS AND SANITARY SERVICES - 2.16%
   Detroit Edison Co.,
      6.85%, 10-3-00 ......................................................             2,400             2,399,087
   Reliant Energy Inc.,
      7.0%, 10-2-00 .......................................................             6,660             6,658,705
      Total ...............................................................                               9,057,792

FOOD AND KINDRED PRODUCTS - 2.48%
   ConAgra Inc.,
      6.7%, 10-3-00 .......................................................            10,000             9,996,278
   General Mills, Inc.,
      6.67%, Master Note ..................................................               376               376,000
      Total ...............................................................                              10,372,278

   NONDEPOSITORY INSTITUTIONS - 0.29%
   PACCAR Financial Corp.,
      6.49%, Master Note ..............................................                 1,224             1,224,000

TOTAL COMMERCIAL PAPER - 4.93%                                                                           20,654,070

                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
SHORT-TERM SECURITIES (CONTINUED)
MUNICIPAL OBLIGATIONS
   CALIFORNIA - 1.19%
   California Pollution Control Financing Authority,
      Pollution Control Refunding Revenue Bonds (Pacific
      Gas and Electric Company), 1996 Series E Bonds
      (Morgan Guaranty Trust Company of New York),
      5.0%, 10-2-00 ...................................................                 5,000             5,000,000

   COLORADO - 0.64%
   Colorado Health Facilities Authority,
      Revenue Refunding Bonds (Christian Living
      Campus - University Hills Project), Series 1997
      (US Bank),
      5.75%, 10-4-00 ..................................................                 2,690             2,690,000

   MINNESOTA - 0.79%
   City of Burnsville, MN, Multifamily Housing
      Revenue Refunding Bonds (Berkshire of
      Burnsville), Series 2000A
      (Federal National Mortgage Association),
      5.65%, 10-5-00 ..................................................                 3,300             3,300,000

   OKLAHOMA - 1.16%
   Tulsa Industrial Authority, Multifamily Housing
      Revenue Bonds (Park Chase Apartments Project),
      Series 1999A-1 (Federal National Mortgage
      Association),
      5.65%, 10-5-00 ..................................................                 4,856             4,856,000

   WASHINGTON - 1.19%
   Washington Health Care Facilities Authority,
      Variable Rate Demand Revenue Bonds (Fred
      Hutchinson Cancer Research Center, Seattle),
      Series 1991B (Morgan Guaranty Trust Company
      of New York),
      5.55%, 10-2-00 ..................................................                 5,000             5,000,000

TOTAL MUNICIPAL OBLIGATIONS - 4.97%                                                                      20,846,000

TOTAL SHORT-TERM SECURITIES - 9.90%                                                                     $41,500,070
   (Cost: $41,500,070)

TOTAL INVESTMENT SECURITIES - 99.74%                                                                   $417,979,688
   (Cost: $439,424,872)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.26%                                                         1,084,627

NET ASSETS - 100.00%                                                                                   $419,064,315

                 SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000


NOTES TO SCHEDULE OF INVESTMENTS

(A) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2000.

(B) Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
(IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

ASSETS
   Investment securities - at value
      (Notes 1 and 3) ............................................................................         $417,980
   Cash ..........................................................................................              321
   Receivables:
      Interest ...................................................................................            7,328
      Investment securities sold..................................................................              203
      Fund shares sold............................................................................              241
   Prepaid insurance premium .....................................................................               11
                                                                                                           --------
        Total assets .............................................................................          426,084
LIABILITIES                                                                                                --------
   Payable for investment sercurities purchased...................................................            5,141
   Payable to Fund shareholders ..................................................................            1,494
   Dividends payable .............................................................................              235
   Accrued service fee (Note 2) ..................................................................               81
   Accrued transfer agency and dividend
      disbursing (Note 2) ........................................................................               41
   Accrued management fee (Note 2) ...............................................................               12
   Accrued accounting services fee (Note 2) ......................................................                6
   Accrued distribution fee (Note 2) .............................................................                6
   Other .........................................................................................                4
                                                                                                           --------
        Total liabilities ........................................................................            7,020
                                                                                                           --------
           Total net assets ......................................................................         $419,064
NET ASSETS                                                                                                 ========
   $1.00 par value capital stock
      Capital stock ..............................................................................         $ 85,112
      Additional paid-in capital .................................................................          361,009
   Accumulated undistributed loss:
      Accumulated undistributed net realized loss
        on investment transactions ...............................................................           (5,272)
      Distribution in excess of net realized
        loss on investment transactions ..........................................................             (340)
      Net unrealized depreciation in value of
        investments ..............................................................................          (21,445)
                                                                                                           --------
        Net assets applicable to outstanding
           units of capital ......................................................................         $419,064
                                                                                                           ========
Net asset value per share (net assets divided
   by shares outstanding)
   Class A    ....................................................................................            $4.92
   Class B    ....................................................................................            $4.92
   Class C    ....................................................................................            $4.92
   Class Y    ....................................................................................            $4.92
Capital shares outstanding
   Class A    ....................................................................................           84,702
   Class B    ....................................................................................              239
   Class C    ....................................................................................              167
   Class Y    ....................................................................................                4
Capital shares authorized ........................................................................          300,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000
(IN THOUSANDS)

INVESTMENT INCOME
   Interest and amortization (Note 1B) ...........................................................         $31,388
                                                                                                          --------
   Expenses (Note 2):
      Investment management fee ..................................................................           2,353
      Service fee:
        Class A...................................................................................           1,013
        Class B...................................................................................               2
        Class C...................................................................................               1
      Transfer agency and dividend disbursing:
        Class A...................................................................................             468
        Class B...................................................................................               2
        Class C...................................................................................               1
      Accounting services fee ....................................................................              61
      Legal fees..................................................................................              57
      Distribution fee:
        Class A...................................................................................              42
        Class B...................................................................................               4
        Class C...................................................................................               3
      Custodian fees .............................................................................              18
      Audit fees .................................................................................              18
      Other ......................................................................................             149
                                                                                                          --------
        Total expenses ...........................................................................           4,192
                                                                                                          --------
           Net investment income .................................................................          27,196
                                                                                                          --------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   (NOTES 1 AND 3)
   Realized net loss on investments ..............................................................          (5,257)
   Unrealized depreciation in value of
      investments during the period ..............................................................         (20,065)
                                                                                                          --------
      Net loss on investments ....................................................................         (25,322)
                                                                                                          --------
        Net increase in net assets resulting
           from operations .......................................................................         $ 1,874
                                                                                                          ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                                           FOR THE FISCAL YEAR
                                                                                            ENDED SEPTEMBER 30,
                                                                               ---------------------------------------
                                                                                     2000                      1999
                                                                               --------------             ------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
      Net investment income ...........................................               $27,196               $29,398
      Realized net gain (loss) on
        investments ...................................................                (5,257)                  721
      Unrealized depreciation .........................................               (20,065)              (37,310)
                                                                                     --------              --------
        Net increase (decrease) in net assets
           resulting from operations ..................................                 1,874                (7,191)
                                                                                     --------              --------
   Distributions to shareholders (Note 1D):*
      From net investment income:
        Class A .......................................................               (27,143)              (29,398)
        Class B .......................................................                   (32)                  ---
        Class C .......................................................                   (21)                  ---
        Class Y .......................................................                   ---**                 ---**
      From realized net gains on investment transactions:
        Class A .......................................................                   ---               (12,257)
        Class B .......................................................                   ---                   ---
        Class C .......................................................                   ---                   ---
        Class Y .......................................................                   ---                   ---**
      In excess of realized capital gains:
        Class A .......................................................                  (335)                  (19)
        Class B .......................................................                    (1)                  ---
        Class C .......................................................                   ---**                 ---
        Class Y .......................................................                   ---**                 ---**
                                                                                     --------              --------
                                                                                      (27,532)              (41,674)
                                                                                     --------              --------
   Capital share transactions
      (Note 5) ........................................................               (65,145)               36,537
                                                                                     --------              --------
              Total decrease ..........................................               (90,803)              (12,328)
NET ASSETS
   Beginning of period ................................................               509,867               522,195
                                                                                     --------              --------
   End of period ......................................................              $419,064              $509,867
                                                                                     ========              ========
      Undistributed net investment income .............................                  $---                  $---
                                                                                         ====                  ====


  *See "Financial Highlights" on pages - .
 **Not shown due to rounding.


                       SEE NOTES TO FINANCIAL STATEMENTS.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS A SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:

                                               FOR THE FISCAL YEAR ENDED
                                                      SEPTEMBER 30,
                                -------------------------------------------------------
                                   2000        1999        1998        1997        1996
                                -------      ------      ------      ------      ------
Net asset value,
   beginning of
   period ...................     $5.19       $5.69       $5.55       $5.31       $5.27
Income (loss) from investment   -------      ------      ------      ------      ------
   operations:
   Net investment
      income ................      0.30        0.31        0.32        0.34        0.34
   Net realized and
      unrealized gain
      (loss) on
      investments ...........     (0.27)      (0.37)       0.21        0.25        0.04
Total from investment           -------      ------      ------      ------      ------
   operations ...............      0.03       (0.06)       0.53        0.59        0.38
Less distributions:             -------      ------      ------      ------      ------
   Declared from net
      investment income .....     (0.30)      (0.31)      (0.32)      (0.34)      (0.34)
   From capital gains .......     (0.00)      (0.13)      (0.07)      (0.01)      (0.00)
   In excess of capital
      gains .................     (0.00)*     (0.00)*     (0.00)      (0.00)      (0.00)
                                -------      ------      ------      -------     -------
Total distributions .........     (0.30)      (0.44)      (0.39)      (0.35)      (0.34)
                                -------      ------      ------      -------     -------
Net asset value, end
   of period ................     $4.92       $5.19       $5.69       $5.55       $5.31
                                =======      ======      ======      =======     =======
Total return** ..............      0.83%     -1.22%        9.88%      11.45%       7.40%
Net assets, end
   of period (in
   millions) ................      $417        $510        $522        $474        $400
Ratio of expenses to
   average net
   assets ...................      0.94%       0.87%       0.82%       0.78%       0.81%
Ratio of net investment
   income to average
   net assets ...............      6.08%       5.59%       5.72%       6.19%       6.41%
Portfolio turnover
   rate .....................     22.41%      26.83%      35.16%      19.47%      26.91%


  *Not shown due to rounding.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.


                       SEE NOTES TO FINANCIAL STATEMENTS.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS B SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT THE PERIOD:

                                        FOR THE
                                         PERIOD
                                           FROM
                                       10-5-99*
                                        THROUGH
                                        9-30-00
                                        -------
Net asset value,
   beginning of period ...........        $5.16
                                          -----
Income from investment operations:
   Net investment income .........         0.25
   Net realized and
      unrealized loss
      on investments .............        (0.24)
                                          -----
Total from investment
   operations ....................         0.01
                                          -----
Less distributions:
   Declared from net
      investment income ..........        (0.25)
   From capital gains ............        (0.00)
   In excess of capital
      gains ......................        (0.00)**
                                          -----
Total distributions ..............        (0.25)
                                          -----
Net asset value,
   end of period .................        $4.92
                                          =====
Total return .....................         0.29%
Net assets, end of
   period (in millions) ..........           $1
Ratio of expenses to
   average net assets ............         1.89%***
Ratio of net investment
   income to average
   net assets ....................         5.16%***
Portfolio turnover
   rate ..........................        22.41%****


   *Commencement of operations.
  **Not shown due to rounding.
 ***Annualized.
****For the fiscal year ended September 30, 2000.


                       SEE NOTES TO FINANCIAL STATEMENTS.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS C SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT THE PERIOD:

                                        FOR THE
                                         PERIOD
                                           FROM
                                       10-8-99*
                                        THROUGH
                                        9-30-00
                                        -------
Net asset value,
   beginning of period ...........        $5.16
                                          -----
Income from investment operations:
   Net investment income .........         0.25
   Net realized and
      unrealized loss
      on investments .............        (0.24)
                                          -----
Total from investment
   operations ....................         0.01
                                          -----
Less distributions:
   Declared from net
      investment income ..........        (0.25)
   From capital gains ............        (0.00)
   In excess of capital
      gains ......................        (0.00)**
                                          -----
Total distributions ..............        (0.25)
                                          -----
Net asset value,
   end of period .................        $4.92
                                          =====
Total return .....................         0.26%
Net assets, end of
   period (000 omitted) ..........         $822
Ratio of expenses to
   average net assets ............         1.91%***
Ratio of net investment
   income to average
   net assets ....................         5.13%***
Portfolio turnover
   rate ..........................        22.41%****


   *Commencement of operations.
  **Not shown due to rounding.
 ***Annualized.
****For the fiscal year ended September 30, 2000.


                       SEE NOTES TO FINANCIAL STATEMENTS.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS Y SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:

                                                                                          FOR THE          FOR THE
                                                                            FOR THE        PERIOD           PERIOD
                                                                             FISCAL          FROM             FROM
                                                                               YEAR      12-30-98*          7-1-98*
                                                                              ENDED            TO               TO
                                                                            9-30-00       9-30-99          8-25-98
                                                                            -------       -------          -------
Net asset value,
   beginning of period .................................................      $5.19         $5.65            $5.64
                                                                              -----         -----            -----
Income (loss) from investment
   operations:
   Net investment
      income ...........................................................       0.30          0.24             0.05
   Net realized and
      unrealized gain (loss)
      on investments ...................................................      (0.27)        (0.33)            0.01
                                                                              -----         -----            -----
Total from investment
   operations ..........................................................       0.03         (0.09)            0.06
                                                                              -----         -----            -----
Less distributions:
   Declared from net
      investment income ................................................      (0.30)        (0.24)           (0.05)
   From capital gains ..................................................      (0.00)        (0.13)           (0.00)
   In excess of capital
      gains ............................................................      (0.00)**      (0.00)**         (0.00)
                                                                              -----         -----            -----
Total distributions ....................................................      (0.30)        (0.37)           (0.05)
                                                                              -----         -----            -----
Net asset value, end
   of period ...........................................................      $4.92         $5.19            $5.65
                                                                              =====         =====            =====
Total return ...........................................................       0.97%        -1.53%            1.07%
Net assets, end of
   period (000 omitted) ................................................        $18            $2               $0
Ratio of expenses to
   average net assets ..................................................       1.08%         0.80%***         0.61%***
Ratio of net investment
   income to average
   net assets ..........................................................       5.96%         5.68%***         5.99%***
Portfolio turnover
   rate ................................................................      22.41%        26.83%****       35.16%***


   *Class Y shares commenced operations on July 1, 1998 and continued operations until August 25, 1998 when all outstanding Class Y shares were redeemed at the ending net asset value shown in the table. Operations recommenced on December 30, 1998.
  **Not shown due to rounding.
 ***Annualized.
****For the fiscal year ended September 30, 1999.


                       SEE NOTES TO FINANCIAL STATEMENTS.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     Waddell & Reed Advisors Municipal High Income Fund, Inc. (the "Fund"), formerly United Municipal High Income Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek to provide a high level of income which is not subject to Federal income tax. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                                   ACCOUNTING SERVICES FEE
                           Average
                        Net Asset Level               Annual Fee
                   (all dollars in millions)      Rate for Each Level
                   -------------------------      -------------------
                     From $    0 to $   10             $      0
                     From $   10 to $   25             $ 11,000
                     From $   25 to $   50             $ 22,000
                     From $   50 to $  100             $ 33,000
                     From $  100 to $  200             $ 44,000
                     From $  200 to $  350             $ 55,000
                     From $  350 to $  550             $ 66,000
                     From $  550 to $  750             $ 77,000
                     From $  750 to $1,000             $ 93,500
                          $1,000 and Over              $110,000

     In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.

                                   ACCOUNTING SERVICES FEE
                           Average
                        Net Asset Level               Annual Fee
                   (all dollars in millions)      Rate for Each Level
                   -------------------------      -------------------
                     From $    0 to $   10             $      0
                     From $   10 to $   25             $ 10,000
                     From $   25 to $   50             $ 20,000
                     From $   50 to $  100             $ 30,000
                     From $  100 to $  200             $ 40,000
                     From $  200 to $  350             $ 50,000
                     From $  350 to $  550             $ 60,000
                     From $  550 to $  750             $ 70,000
                     From $  750 to $1,000             $ 85,000
                          $1,000 and Over              $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.6125 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     Prior to September 1, 2000, for Class A, Class B and Class C shares, the Fund paid WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $473,666. During the period ended September 30, 2000, W&R received $191 and $138 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $299,856 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the

Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $14,913, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- INVESTMENT SECURITY TRANSACTIONS

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $92,618,033, while proceeds from maturities and sales aggregated $168,200,290. Purchases of short-term securities aggregated $1,084,062,431, while proceeds from maturities and sales aggregated $1,069,496,934. No U.S. Government securities were bought or sold during the period ended September 30, 2000.

     For Federal income tax purposes, cost of investments owned at September 30, 2000 was $439,752,323, resulting in net unrealized depreciation of $21,772,635, of which $5,943,280 related to appreciated securities and $27,715,915 related to depreciated securities.

NOTE 4 -- FEDERAL INCOME TAX MATTERS

     For Federal income tax purposes, the Fund realized capital gain net income of $241,560 during its fiscal year ended September 30, 2000, which included the effect of certain losses deferred into the next fiscal year (see discussion below). The capital gain net income has been distributed to the Fund's shareholders.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1999 through September 30, 2000, the Fund incurred net capital losses of $5,283,963, which have been deferred to the fiscal year ending September 30, 2001.

NOTE 5 -- MULTICLASS OPERATIONS

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.

                                                FOR THE FISCAL
                                           YEAR ENDED SEPTEMBER 30,
                                         ---------------------------
                                              2000             1999
                                         ----------       ----------
Shares issued from sale of shares:
   Class A .............................      7,227           12,672
   Class B .............................        256              ---
   Class C .............................        182              ---
   Class Y .............................          3              ---*
Shares issued from
   reinvestment of dividends
   and/or capital gains
   distribution:
   Class A .............................      4,359            6,356
   Class B .............................          5              ---
   Class C .............................          4              ---
   Class Y .............................        ---*             ---*
Shares redeemed:
   Class A .............................    (25,188)         (12,423)
   Class B .............................        (23)             ---
   Class C .............................        (19)             ---
   Class Y .............................        ---              ---
                                           --------          -------
Increase (decrease) in
   outstanding capital
   shares ..............................    (13,194)           6,605
                                           ========          =======
Value issued from sale of shares:
   Class A .............................    $35,691          $69,498
   Class B .............................      1,264              ---
   Class C .............................        902              ---
   Class Y .............................         16                2
Value issued from
   reinvestment of dividends
   and/or capital gains
   distribution:
   Class A .............................     21,490           34,776
   Class B .............................         27              ---
   Class C .............................         21              ---
   Class Y .............................        ---*             ---*
Value redeemed:
   Class A .............................   (124,351)         (67,739)
   Class B .............................       (112)             ---
   Class C .............................        (93)             ---
   Class Y .............................        ---              ---
                                           --------          -------
Increase (decrease) in
   outstanding capital ...........         $(65,145)         $36,537
                                           ========          =======


*Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Municipal High Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Municipal High Income Fund, Inc. (formerly United Municipal High Income Fund, Inc.) (the "Fund") as of September 30, 2000, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers or alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Municipal High Income Fund, Inc. as of September 30, 2000, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
--------------------------------
Deloitte & Touche LLP
Kansas City, Missouri
November 3, 2000